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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant[_]

Check the appropriate box:
[_]  Preliminary proxy statement.
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[_]  Definitive proxy statement.
[X]  Definitive additional materials.
[_]  Soliciting material under Rule 14a-12.

                                   Sage, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________
     (5)  Total fee paid:

          ______________________________________________________________________
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________
     (3)  Filing Party:

          ______________________________________________________________________
     (4)  Date Filed:


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                                   SAGE, INC.
                             1601 McCarthy Boulevard
                           Milpitas, California 95035

                                                                January 23, 2002


Dear Fellow Stockholder:


We have previously sent to you proxy material for the Special Meeting of Stockholders of Sage, Inc. to be held on February 11, 2002. Your Board of Directors recommends that stockholders vote FOR the proposed merger with Genesis Microchip Incorporated.

Since approval of the merger requires the affirmative vote of a majority of the outstanding shares, your vote is important, no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today.

Very truly yours,



Chandrashekar M. Reddy

President and Chief Executive Officer

             Remember, you can now vote by telephone or Internet --
                   Simply follow the easy instructions on the
                              enclosed proxy card.

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.